UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003


                         Commission File Number 0-15782





                             CEC ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


                   Kansas                                  48-0905805
       (State or other jurisdiction of                  (I.R.S. Employer
       incorporation or organization)                  Identification No.)





                            4441 West Airport Freeway
                               Irving, Texas 75062
                    (Address of principal executive offices,
                               including zip code)


                                 (972) 258-8507
                        (Registrant's telephone number,
                              including area code)

Item 7:  Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Transcript of Conference Call conducted by CEC Entertainment, Inc. (the "Company") on April 15, 2003.

Item 12:  Results of Operations and Financial Condition

     The information furnished in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section.

     On July 15, 2003, the Company issued a press release announcing financial results for the fiscal second quarter ended June 29, 2003. A copy of the press release is being furnished as an Exhibit to a separate report on Form 8-K, dated August 25, 2003. Following the issuance of the press release, the Company held a conference call ("Conference Call") on July 15, 2003, to discuss the Company's results set forth in the press release. A transcript of the Conference Call is attached as Exhibit 99.1 to this Current Report on Form 8-K.



                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CEC ENTERTAINMENT, INC.



Dated: August 25, 2003                     By: /s/ Richard M. Frank
                                              -----------------------
                                              Richard M. Frank
                                              Chairman of the Board and
                                              Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit
Number       Description
-------      -----------

99.1         Transcript of Conference Call conducted by  CEC Entertainment, Inc.
             on July 15, 2003.